ADVANCED SERIES TRUST

AST Legg Mason Diversified Growth Portfolio

Supplement dated August 3, 2020 to the

Currently Effective Prospectus

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) for the Advanced Series Trust (the Trust) relating to the AST Legg Mason Diversified Growth Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Trust's Prospectus.

New Subadvisory Agreement in Connection with Change of Control of Subadvisers

The Board recently approved a new subadvisory agreement between PGIM Investments LLC (the Manager) and Brandywine Global Investment Management, LLC, ClearBridge Investments LLC, QS Investors, LLC, Western Asset Management Company, LLC and Western Asset Management Company Limited (each, a Subadviser, and collectively, the Subadvisers), with respect to the Portfolio due to a recent change of control of Legg Mason, Inc. (Legg Mason), the parent company of each Subadviser, resulting from Franklin Resources, Inc.'s acquisition of Legg Mason. The Board's approval of the new subadvisory agreement will not result in any changes to the investment management fee paid by the Portfolio to the Manager, to the subadvisory fees paid by the Manager to the Subadvisers, or to any other fees or expenses of the Portfolio.

The new subadvisory agreement became effective July 31, 2020. More detailed information relating to the new subadvisory agreement will be made available to beneficial shareholders of the Portfolio in an Information Statement that will be posted to the Portfolio's website within 90 days. Beneficial shareholders of the Portfolio will receive a notice that the Information Statement is available once the Information Statement has been posted to the website.

To reflect this change, the Trust's Prospectus is revised as follows, effective immediately:

The paragraphs relating to the Subadvisers in the section of the Prospectus entitled "HOW THE TRUST IS MANAGED – INVESTMENT SUBADVISERS" are hereby deleted and replaced with the following:

Brandywine Global Investment Management, LLC (Brandywine). Effective July 31, 2020, Brandywine is a wholly-owned indirect subsidiary of Franklin Resources, Inc. As of June 30, 2020, Brandywine had approximately $65.1 billion in assets under management. Brandywine's address is 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.

ClearBridge Investments, LLC (ClearBridge). Effective July 31, 2020, Clearbridge is a wholly-owned indirect subsidiary of Franklin Resources, Inc. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages US and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of June 30, 2020, ClearBridge's assets under management (including assets under management for ClearBridge and RARE Infrastructure Limited and its subsidiaries, which has integrated its business with that of ClearBridge) were approximately $149.4 billion, including $24 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

QS Investors LLC (QS). Effective July 31, 2020, QS is a wholly-owned indirect subsidiary of Franklin Resources, Inc. As of June 30, 2020, QS had approximately $17.1 billion in assets under management. QS is headquartered at 880 3rd Avenue, New York, New York 10022.

Western Asset Management Company, LLC (WAMCO) & Western Asset Management Company Limited (WAML). WAMCO, established in 1971 and effective July 31, 2020, a wholly-owned indirect subsidiary of Franklin Resources, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAMCO and its supervised affiliates, including Western Asset Management Company Ltd. – Japan and Western Asset Management Company Pte. Ltd. – Singapore, were approximately $468.5 billion as of June 30, 2020. WAMCO's address is 385 East Colorado Boulevard, Pasadena, California 91101. Effective July 31, 2020, WAML is a wholly-owned indirect subsidiary of Franklin Resources, Inc. WAML acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. WAML is located at 10 Exchange Place, London, England.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

GENFUNDSUP7